DELAWARE(SM)
INVESTMENTS
-----------                                            Delaware U.S. Growth Fund


Growth of Capital

                                                              2000 ANNUAL REPORT



                          [GROWTH OF CAPITAL ARTWORK]

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

TABLE OF CONTENTS
-----------------

Letter to Shareholders                           1

Portfolio Management
Review                                           3

Performance Summary                              6

Financial Statements

  Statement of Net Assets                        7

  Statement of Operations                        9

  Statements of Changes in
  Net Assets                                    10

  Financial Highlights                          11

  Notes to Financial
  Statements                                    15

  Report of Independent
  Auditors                                      17


A Commitment To Our Investors

Experienced

o Our seasoned investment professionals average 11 years' experience.

o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined

o We follow strict investment policies and clear buy/sell guidelines.

o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent

o We clearly articulate our investment policies and follow them consistently.

o Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage more than $44 billion in assets as of September 30, 2000.

Comprehensive

o We offer more than 70 mutual funds in these asset classes.

  o Large-cap equity             o High-yield bonds
  o Mid-cap equity               o Investment grade bonds
  o Small-cap equity             o Municipal bonds
  o International equity           (single-state and national funds)
  o Balanced                     o International fixed-income

o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder


"MAJOR INDEXES SUCH
AS THE DOW JONES
INDUSTRIAL AVERAGE,
THE S&P 500, AND THE
NASDAQ COMPOSITE ARE
IN NEGATIVE TERRITORY
YEAR-TO-DATE THROUGH
OCTOBER 31, 2000."


December 4, 2000


Recap of Events -- The record-setting expansion of the U.S. economy has continued in 2000, yet the U.S. equities market has cooled considerably after strong performance in recent years. Volatility in the markets has been running high, and the broad market for U.S. equities is struggling toward its most disappointing calendar year since 1994. After strong performance in late 1999 and early 2000, stock market indexes gave up significant ground in the spring and have been volatile ever since. Major indexes such as the Dow Jones Industrial Average, the S&P 500, and the Nasdaq Composite are in negative territory year-to-date through October 31, 2000.

There are several reasons for the volatility. Recently, disappointing earnings announcements by one company have often been followed by brief, but sharp, declines in whole sectors. The rising cost of oil has analysts concerned that the pace of economic activity may slow, causing consumers to reduce spending, especially for low-end retail products.

There is also concern on the part of investors and analysts over stock valuations for companies that play roles in the New Economy. In recent months, we've begun to see increased focus on corporate fundamentals such as earnings and questions about the long-term sustainability of corporate growth. We believe this trend is positive, as it has been helping to move stocks toward fair values.

Delaware U.S. Growth Fund, by definition of its investment strategy, focuses on earnings as a major part of its stock selection process. Your Fund invests in growth stocks -- companies that we believe offer significant potential for future growth. Among the stock selection criteria for the Fund are evidence of a solid earnings track record and new ways for sustaining and growing revenues.

Your Fund returned +30.84% during the fiscal year ended October 31, 2000 (Class A shares at net asset value with distributions reinvested), outperforming both the Lipper Large-Cap Growth Fund Average (+15.44%) and the benchmark Standard & Poor's 500 Index (+4.88%). This outperformance can be attributed in part to the Fund's heavier weighting relative to its benchmark in a number of technology stocks that saw significant appreciation during the year.




Total Return
For the Period Ended October 31, 2000                        One Year
--------------------------------------------------------------------------------
Delaware U.S. Growth Fund Class A                             +30.84%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                    +4.88%
Lipper Large-Cap Growth Fund Average (591 funds)              +15.44%
--------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance for all Fund classes can be found on page 6. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Lipper Large-Cap Growth Funds average includes large-cap growth mutual funds tracked by Lipper (Source: Lipper, Inc). You cannot invest directly in an index. Past performance does not guarantee future results.

Current performance is significantly lower than the performance shown above. For current performance figures, please call 1.800.523.1918 or visit us at www.delawareinvestments.com.

Generally, investors in growth stocks have fared quite well in recent years. A strong U.S. economy, the growth of the Internet, and a general upswing in old-fashioned entrepreneurialism have all contributed to what has been a fertile landscape for growth companies during the last half-decade. Although we believe the outlook remains bright for many growing U.S. companies, the strong double-digit returns posted by your Fund and some of its peers over the last year cannot be sustained. Sectors or investment styles that are performing well today may struggle tomorrow. The strong returns achieved by the better-performing funds in the Lipper Large-Cap Growth Funds class over the past year, for example, often came during the first half of the period, when conditions in the market were considerably more favorable than they have been in recent months.

Market Outlook -- One year ago, our outlook for the U.S. stock market was for a return to normalcy -- that is, a resumption of stock returns that are closer to normal averages of about 11% annually. We think that the events of the past 12 months have set such a trend in motion. We also expect market volatility to continue, but believe that your Fund is well-positioned to take advantage of growth investment opportunities that arise in the market.

Since it is impossible to predict the short-term direction of the markets with any real accuracy, we recommend that investors continue to rely on basic, sound principles of investing. These include sticking to a regular investment plan, diversifying your assets, and keeping a long-term outlook, as well as considering your own risk tolerance and financial goals. For help in balancing such considerations, contact your financial advisor.

On the pages that follow, Delaware U.S. Growth Fund manager Francis Houghton discusses your Fund's performance over the past year and provides his outlook on the equities market. As always, we thank you for remaining committed to Delaware Investments.


Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
------------------------                  ---------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds


[GROWTH OF CAPITAL ARTWORK]

PORTFOLIO MANAGEMENT REVIEW
---------------------------

        Francis Houghton
Senior Portfolio Manager

        December 4, 2000

"THE YEAR 2000 HAS
GENERALLY BEEN
DIFFICULT FOR MANY
U.S. COMPANIES."

The Fund's Results
The year 2000 has generally been difficult for many U.S. companies. Most publicly traded companies lost ground in the stock market since January (Source:
Bloomberg), with the Nasdaq Composite Index taking the worst hit of the major U.S. equity indexes. As of October 31, 2000, the Nasdaq Composite has lost 17.9% year-to-date in 2000.

For much of our fiscal year, the market was both volatile and narrow, often led by just a few stocks. Adding to the challenge was the fact that many growth stocks were "priced for perfection" -- that is, many investors have bought the stock based on growth potential, after seeing analysts' forecasts of the company's future top-line growth. The common result is a stock with future earnings already accounted for in its market price. In such a scenario, the stock may well be overpriced regardless of the company's financial strength or outlook. A strong, growing company can then see its high stock price decrease after reporting financial results that are strong, but which disappoint investors by narrowly missing growth forecasts.

Against this backdrop, we have tried to structure Delaware U.S. Growth Fund's portfolio to capture as much potential growth as possible while minimizing risk.

Delaware U.S. Growth Fund focuses on companies that, in our opinion, are poised for accelerated earnings growth rates. We particularly focus on companies that are undergoing a positive fundamental change. We look for catalysts such as:

o management changes
o the introduction of new products
o changes in the economy which favor an industry
o a corporate restructuring or turnaround

Portfolio Highlights
As of October 31, 2000, the Fund's largest sector was healthcare and pharmaceuticals, which generally performed well during the fiscal year. We hold a diverse collection of healthcare and pharmaceutical companies. Abbott Laboratories, one of our top holdings in the sector, saw positive performance during the year, as did Johnson & Johnson, a stock which we bought during the year's second half when it started to rebound from a slump last winter. Also performing well within this sector were medical equipment companies such as Baxter International, a manufacturer of products and technologies related to the blood and circulatory system, and Medtronic, the world's leading manufacturer of pacemakers.

Delaware U.S. Growth Fund
Sector Allocation
As of October 31, 2000


Other                               13.3%
Energy                              14.7%
Computers & Technology              15.7%
Telecommunciations                  10.4%
Electronics & Electrical Equipment   7.0%
Banking, Finance & Insurance         4.3%
Environmental Services               3.9%
Industrial Machinery                 3.3%
Cable, Media & Publishing            3.2%
Aerospace & Defense                  2.6%
Utilities                            2.5%
Healthcare & Pharmaceuticals        19.1%


Portfolio Characteristics
October 31, 2000
---------------------------------------------------------------------
Beta*                                                           1.05
---------------------------------------------------------------------
Average Price-to-Earnings Ratio**                              33.50
---------------------------------------------------------------------
Median Market Capitalization                          $31.37 billion
---------------------------------------------------------------------

 *Beta is a measure of risk relative to the S&P 500 Index. A number less than
  1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility.

**P/E is based on analysts' forward earnings estimates as reported by First
  Call/Thomson Financial.


Another healthcare-related company that we think has strong growth potential is PE Corp. -- PE Biosystems Group, which manufactures instrumentation for use in life sciences research. The markets for PE Biosystems' products include an array of biotech researchers, including those working in basic human disease research, genetic analysis, and agricultural research.

The technology sector, in general, has performed poorly since March 2000, and we slightly decreased our exposure to this sector over the second half of our fiscal year. However, it remained the Fund's second-largest sector as of October 31, 2000. A handful of our large-cap technology holdings, including Oracle and Cisco Systems, were down significantly over the second half despite showing net positive performance for the full fiscal year.

Telecommunications stocks, in particular, have frequently been victims of the market's recent volatility. Telecommunications stocks that detracted from overall performance include Nextel Communications and Sprint, which lost nearly two thirds of its value over the second half of our fiscal year.

Despite this, we believe in the long-term growth potential of our current telecommunications holdings, as well as our holdings in computers and technology. We think the outlook for many stocks in these sectors remains bright, and that as a whole they will rebound. We do expect, however, that future growth will often be at a slower pace than we had originally anticipated.

Our percentage of holdings in the Fund's third-largest sector, energy stocks, increased slightly to 14.7% of the portfolio since we last reported to you at mid-fiscal-year. While the sector generally performed well during the year as oil prices rose, deregulation has caused uncertainty in the industry. Many traditional utility companies have suspended plans for building and upgrading power plants as they wait for clarification of legislation. This uncertainty has created an excellent opportunity for non-traditional energy companies, which are often unregulated, to fill the void and begin building their own power facilities. We think this can eventually benefit some of the energy companies in the Fund, such as Enron, AES Corporation, Calpine and Dynegy.

Another critical component in the energy sector is the need to provide assurance for electrical power. The standard for electrical assurance has been raised in recent years, as technology-dependent, modern corporations find they cannot risk being without power for even a few seconds. Emerson Electric's line of products and services, including software, help customers meet these new standards, manage process control, and connect their businesses.

In the coming months we will also be monitoring the defense and financial sectors for buying opportunities, as we believe that the potential for growth in these sectors is quite positive.


[GROWTH OF CAPITAL ARTWORK]

Outlook
The economy continues to grow at what we consider to be a realistic and sustainable rate. Although we have seen a mild slowdown this year, the U.S. continues to enjoy a high rate of productivity that reflects increased efficiency and which so far has muted any inflationary pressures. We think that the investments in technology made by U.S. companies in the 1980s and early 1990s are now paying off, and believe the economy can continue to benefit from these investments.

We see a bright future for many growth stocks, and will continue to monitor the markets during the coming months for stocks that have been left at attractive prices by the market's recent struggles. We hope that investors will continue to be rewarded by their long-term investments in Delaware U.S. Growth Fund.


Delaware U.S. Growth Fund Top 10 Holdings
October 31, 2000

Company                              Sector                              Percentage of Net Assets
--------------------------------------------------------------------------------------------------
CIENA                                Telecommunications                           4.3%
--------------------------------------------------------------------------------------------------
PE Corp - PE Biosystems Group        Environmental Services                       3.9%
--------------------------------------------------------------------------------------------------
Emerson Electric                     Electronics & Electrical Equipment           3.8%
--------------------------------------------------------------------------------------------------
Baxter International                 Healthcare & Pharmaceuticals                 3.0%
--------------------------------------------------------------------------------------------------
Dynegy                               Energy                                       2.9%
--------------------------------------------------------------------------------------------------
Genentech                            Healthcare & Pharmaceuticals                 2.8%
--------------------------------------------------------------------------------------------------
EMC                                  Computers & Technology                       2.6%
--------------------------------------------------------------------------------------------------
Celestica                            Industrial Machinery                         2.6%
--------------------------------------------------------------------------------------------------
Petroleo Brasiliero ADR              Energy                                       2.6%
--------------------------------------------------------------------------------------------------
Northrop                             Aerospace & Defense                          2.6%
--------------------------------------------------------------------------------------------------

FUND BASICS
-----------


Fund Objective

The Fund seeks maximum capital
appreciation by investing in
companies of all sizes which have
low dividend yields, strong balance
sheets and high expected earnings
growth rates relative to their
industry.

Total Fund Assets
As of October 31, 2000
$286.76 million

Number of Holdings
48

Fund Start Date
December 3, 1993

Your Fund Manager
Francis Houghton has more than
39 years of investment experience.
He joined Delaware Investments on
March 1, 2000 as a result of the
integration of Lynch & Mayer's
investment personnel into Delaware.
He received a BA from Manhattan
College and attended NYU
Graduate School of Business.

Nasdaq Symbols
Class A   DUGAX
Class B   DEUBX
Class C   DEUCX

FUND PERFORMANCE
----------------

Growth of a $10,000 Investment
December 3, 1993 (Fund inception) through October 31, 2000


                   Delaware U.S.
            Growth Fund Class A Shares      S&P 500 Index
12/3/93              $9,425                    $10,000
10/31/94             $9,633                    $10,361
10/31/95            $11,727                    $13,101
10/31/96            $13,038                    $16,258
10/31/97            $17,364                    $21,478
10/31/98            $19,191                    $26,201
10/31/99            $25,588                    $32,929
10/31/00            $33,477                    $34,936

Chart assumes $10,000 invested on December 3, 1993 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on chart were as of the last day of each January, April, July, and October. You cannot invest directly in an index.

Average Annual Total Returns
Through October 31, 2000                     Lifetime    Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 12/3/93)
   Excluding Sales Charge                     20.13%       23.34%        30.84%
   Including Sales Charge                     19.10%       21.89%        23.35%
--------------------------------------------------------------------------------
Class B (Est. 3/29/94)
   Excluding Sales Charge                     20.36%       22.45%        29.91%
   Including Sales Charge                     20.36%       22.27%        24.91%
--------------------------------------------------------------------------------
Class C (Est. 5/23/94)
   Excluding Sales Charge                     21.73%       22.54%        29.95%
   Including Sales Charge                     21.73%       22.54%        28.95%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed.

Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, five-year and one-year periods ended October 31, 2000 for Delaware U.S. Growth Fund Institutional Class were 20.12%, 23.71% and 31.21%, respectively. The Institutional Class was originally made available without sales charges only to a certain eligible institutional accounts on February 3, 1994.

An expense limitation was in effect for all classes of Delaware U.S. Growth Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Nasdaq Institutional Class symbol: DEUIX

Statement of Net Assets

DELAWARE U.S. GROWTH FUND

                                                         Number of      Market
October 31, 2000                                           Shares       Value
--------------------------------------------------------------------------------
 Common Stock - 89.69%
 Aerospace & Defense - 2.55%
 Northrop ......................................          86,900     $ 7,299,600
                                                                     -----------
                                                                       7,299,600
                                                                     -----------
 Banking, Finance & Insurance - 4.25%
 Citigroup .....................................         134,000       7,051,750
 Morgan Stanley Dean Witter ....................          64,100       5,148,031
                                                                     -----------
                                                                      12,199,781
                                                                     -----------
 Cable, Media & Publishing - 3.19%
*Clear Channel Communications ..................               1              60
 Time Warner ...................................          44,400       3,370,404
*Viacom Class B ................................         101,600       5,778,500
                                                                     -----------
                                                                       9,148,964
                                                                     -----------
 Computers & Technology - 15.72%
*Cisco Systems .................................         117,900       6,351,863
*EMC ...........................................          84,400       7,516,875
*General Motors-Class H ........................         201,600       6,531,840
 International Business Machines ...............          63,600       6,264,600
*Oracle ........................................         197,000       6,501,000
*PE-Celera Genomics Group ......................          37,300       2,517,750
 SAP-ADR .......................................          81,800       4,171,800
*Sun Microsystems ..............................          47,100       5,222,213
                                                                     -----------
                                                                      45,077,941
                                                                     -----------
 Consumer Products - 2.10%
 Corning .......................................          78,900       6,035,850
                                                                     -----------
                                                                       6,035,850
                                                                     -----------
 Electronics & Electrical Equipment - 6.96%
*Emerson Electric ..............................         146,400      10,751,250
 Intel .........................................         122,200       5,499,000
*PMC-Sierra ....................................          21,900       3,712,050
                                                                     -----------
                                                                      19,962,300
                                                                     -----------
 Energy - 14.69%
*BJ Services ...................................         109,800       5,757,638
 Dynegy ........................................         179,500       8,313,094
 Enron .........................................          73,300       6,015,181
*Petroleo Brasiliero ADR .......................         252,400       7,335,375
 Schlumberger Limited ..........................          52,000       3,958,500
 Tranocean Sedco Forex .........................         135,867       7,200,951
*Triton Energy .................................         115,100       3,539,325
                                                                     -----------
                                                                      42,120,064
                                                                     -----------
 Environmental Services - 3.88%
 PE Corp-PE Biosystems Group ...................          95,000      11,115,000
                                                                     -----------
                                                                      11,115,000
                                                                     -----------

                                                        Number of      Market
                                                          Shares       Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Healthcare & Pharmaceuticals - 19.08%
 Abbott Laboratories ...........................         121,300     $ 6,406,156
 Baxter International ..........................         105,300       8,654,344
*Genentech .....................................          98,000       8,085,000
*Guidant .......................................          81,500       4,314,406
*Inhale Therapeutic Systems ....................          66,800       3,323,300
 Johnson & Johnson .............................          60,800       5,601,200
 Lilly (Eli) ...................................          71,000       6,345,625
 Medtronic .....................................          56,100       3,046,931
*Protein Design Labs ...........................          28,000       3,782,188
*Sepracor ......................................          25,600       1,744,000
*Serono - ADR ..................................         150,200       3,398,275
                                                                     -----------
                                                                      54,701,425
                                                                     -----------
 Industrial Machinery - 3.34%
*Applied Materials .............................          41,000       2,178,125
*Celestica .....................................         102,800       7,388,750
                                                                     -----------
                                                                       9,566,875
                                                                     -----------
 Telecommunications - 10.41%
*Ciena .........................................         117,000      12,299,623
*Network Appliance .............................          50,400       5,997,600
*Nextel Communications .........................          99,000       3,805,313
*Sprint ........................................          79,200       3,019,500
*Voicestream Wireless ..........................          36,000       4,734,000
                                                                     -----------
                                                                      29,856,036
                                                                     -----------
 Transportation & Shipping - 1.02%
 United Parcel Service - Class B ...............          48,200       2,928,150
                                                                     -----------
                                                                       2,928,150
                                                                     -----------
 Utilities - 2.50%
*AES ...........................................          78,000       4,407,000
*Calpine .......................................          35,100       2,770,706
                                                                     -----------
                                                                       7,177,706
                                                                     -----------
Total Common Stock
  (cost of $198,078,469) .......................                     257,189,692
                                                                     -----------

                                                      Principal        Market
Delaware U.S. Growth Fund                               Amount         Value
--------------------------------------------------------------------------------
Repurchase Agreements - 10.33%
With Chase Manhattan 6.55% 11/1/00
   (dated 10/31/00, collateralized by
   $10,445,000 U.S. Treasury Notes
   4.75% due 2/15/04, market value
   $10,205,575) ...............................      $9,947,000    $  9,947,000
With J.P. Morgan Securities 6.52% 11/1/00
   (dated 10/31/00, collateralized by
   $4,136,000 U.S. Treasury Notes
   6.25% due 2/15/03, market value
   $4,215,176 and $2,809,000
   U.S. Treasury Notes 5.25% due 8/15/03,
   market value $2,793,601 and $2,809,000
   U.S. Treasury Notes 7.25% due 5/15/04,
   market value $3,023,634) ...................       9,832,000       9,832,000
With PaineWebber 6.54% 11/1/00
   (dated 10/31/00, collateralized by
   $9,742,000 U.S. Treasury Notes
   5.875% due 11/15/05,
   market value $10,041,299) ..................       9,831,000       9,831,000
                                                                   ------------
Total Repurchase Agreements
   (cost of $29,610,000) ......................                      29,610,000
                                                                   ------------
Total Market Value of Securities - 100.02%
   (cost $227,688,469) ........................                     286,799,692
Liabilities Net of Receivables and
   Other Assets - (0.02%) .....................                         (44,024)
                                                                   ------------
Net Assets Applicable to 14,978,519
   Shares Outstanding - 100.00% ...............                    $286,755,668
                                                                   ============


Net Asset Value - Delaware U.S. Growth
   Fund A Class
   ($102,791,146 / 5,301,659 Shares) ..........                          $19.39
                                                                         ------
Net Asset Value - Delaware U.S. Growth
   Fund B Class
   ($92,826,785 / 5,100,076 Shares) ...........                          $18.20
                                                                         ------
Net Asset Value - Delaware U.S. Growth
   Fund C Class
   ($19,412,037 / 985,312 Shares) .............                          $19.70
                                                                         ------
Net Asset Value - Delaware U.S. Growth
   Fund Institutional Class
   ($71,725,700 / 3,591,472 Shares) ...........                          $19.97
                                                                         ------
Components of Net Assets At October 31, 2000:
Shares of beneficial interest
   (unlimited authorization - no par) .........                    $224,325,452
Accumulated net realized gain
   on investments .............................                       3,318,993
Net unrealized appreciation of investments ....                      59,111,223
                                                                   ------------
Total net assets ..............................                    $286,755,668
                                                                   ============
----------------------
*Non-Income producing security for the year ended October 31, 2000
ADR - American Depositary Receipt

Net Asset Value and Offering Price
   per Share - Delaware U.S. Growth Fund
Net asset value A Class (A) ...................                          $19.39
Sales charge (5.75% of offering price or 6.09%
   of the amount invested per share) (B) ......                            1.18
                                                                         ------
Offering price ................................                          $20.57
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                            See accompanying notes.

Statement of Operations



Year Ended October 31, 2000                            Delaware U.S. Growth Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends ........................................ $    607,505
Interest .........................................    1,140,049    $  1,747,554
                                                   ------------    ------------
Expenses:
Management fees ..................................    1,553,266
Distribution expense .............................    1,050,487
Dividend disbursing and transfer agent fees and
  expenses .......................................    1,034,969
Reports and statements to shareholders ...........      158,000
Registration fees ................................      155,667
Accounting and administration ....................      100,650
Professional fees ................................       62,500
Custodian fees ...................................       14,829
Taxes (other than taxes on income) ...............       10,235
Trustees' fees ...................................        4,900
Other ............................................       30,512       4,176,015
                                                                   ------------
Less expenses paid indirectly ....................                      (11,937)
                                                                   ------------
Total expenses ...................................                    4,164,078
                                                                   ------------

Net Investment Loss ..............................                   (2,416,524)
                                                                   ------------

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments .................                    3,729,323
Net change in unrealized appreciation/depreciation
  of investments .................................                   36,671,270
                                                                   ------------

Net Realized and Unrealized Gain on Investments ..                   40,400,593
                                                                   ------------

Net Increase in Net Assets Resulting from
  Operations .....................................                 $ 37,984,069
                                                                   ============

                             See accompanying notes

Statements of Changes in Net Assets



                                                       Delaware U.S. Growth Fund
--------------------------------------------------------------------------------
                                                             Year Ended
                                                      10/31/00       10/31/99

Increase (Decrease) in Net Assets from Operations:
Net investment loss ............................... $ (2,416,524)  $ (1,021,542)
Net realized gain on investments ..................    3,729,323      7,328,259
Net change in unrealized appreciation/depreciation
  of investments ..................................   36,671,270     14,391,314
                                                    ---------------------------
Net increase in net assets resulting from
  operations                                          37,984,069     20,698,031
                                                    ---------------------------
Distributions to Shareholders from:
Net realized gain on investments:
  A Class .........................................   (1,578,957)            --
  B Class .........................................   (1,206,412)            --
  C Class .........................................     (286,903)            --
  Institutional Class .............................   (2,011,673)            --
                                                    ---------------------------
                                                      (5,083,945)            --
                                                    ---------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class .........................................   76,438,614     26,392,044
  B Class .........................................   69,782,985     20,813,118
  C Class .........................................   14,195,305      5,196,397
  Institutional Class .............................   33,740,153     36,039,896
Net asset value of shares issued upon reinvestment
  of distributions:
  A Class .........................................    1,532,063             --
  B Class .........................................    1,098,091             --
  C Class .........................................      275,714             --
  Institutional Class .............................    2,011,673             --
                                                    ---------------------------
                                                     199,074,598     88,441,455
                                                    ---------------------------
Cost of shares repurchased:
  A Class .........................................  (22,876,413)    (8,790,855)
  B Class .........................................   (9,821,190)    (3,097,377)
  C Class .........................................   (3,335,003)      (999,392)
  Institutional Class .............................  (32,346,885)   (22,902,507)
                                                    ---------------------------
                                                     (68,379,491)   (35,790,131)
                                                    ---------------------------
Increase in net assets derived from capital share
  transactions ....................................  130,695,107     52,651,324
                                                    ---------------------------
Net Increase in Net Assets ........................  163,595,231     73,349,355

Net Assets:
Beginning of period ...............................  123,160,437     49,811,082
                                                    ---------------------------
End of period ..................................... $286,755,668   $123,160,437
                                                    ===========================

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware U.S. Growth Fund A Class
---------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                            10/31/00(2) 10/31/99(2)  10/31/98(2)  10/31/97(2)  10/31/96(3)
Net asset value, beginning of period .....................    $15.310     $11.490      $16.650     $13.820      $12.430

Income (loss) from investment operations:
  Net investment loss ....................................     (0.171)     (0.161)      (0.062)     (0.060)      (0.090)
  Net realized and unrealized gain on investments ........      4.843       3.981        1.272       4.250        1.480
                                                              ---------------------------------------------------------
  Total from investment operations .......................      4.672       3.820        1.210       4.190        1.390
                                                              ---------------------------------------------------------

Less distributions:
   Distributions from net realized gain on investments ...     (0.592)         --       (6.370)     (1.360)          --
                                                              ---------------------------------------------------------
   Total distributions ...................................     (0.592)         --       (6.370)     (1.360)          --
                                                              ---------------------------------------------------------

Net asset value, end of period ...........................    $19.390     $15.310      $11.490     $16.650      $13.820
                                                              =========================================================

Total return(1) ..........................................     30.84%      33.33%       10.52%      33.18%       11.18%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................   $102,791     $37,771      $14,130      $6,933      $16,118
  Ratio of expenses to average net assets ................      1.60%       1.86%        1.49%       1.44%        1.80%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......      1.60%       1.86%        1.49%       1.44%        1.88%
  Ratio of net investment loss to average net assets .....     (0.87%)     (1.12%)      (0.52%)     (0.38%)      (0.77%)
  Ratio of net investment loss to average net assets
    prior to expense limitation and expenses paid
    indirectly ...........................................     (0.87%)     (1.12%)      (0.52%)     (0.38%)      (0.85%)
  Portfolio turnover .....................................       111%        132%         135%        144%         131%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(2) The average shares outstanding method has been applied for per share information.

(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware U.S. Growth Fund B Class
---------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                            10/31/00(2) 10/31/99(2)  10/31/98(2)  10/31/97(2)  10/31/96(3)
Net asset value, beginning of period .....................    $14.500     $10.960      $16.260     $13.610      $12.330

Income (loss) from investment operations:
   Net investment loss ...................................     (0.297)     (0.253)      (0.140)     (0.160)      (0.170)
   Net realized and unrealized gain on investments .......      4.589       3.793        1.210       4.170        1.450
                                                              ---------------------------------------------------------
   Total from investment operations ......................      4.292       3.540        1.070       4.010        1.280
                                                              ---------------------------------------------------------

Less distributions:
   Distributions from net realized gain on investments ...     (0.592)         --       (6.370)     (1.360)          --
                                                              ---------------------------------------------------------
   Total distributions ...................................     (0.592)         --       (6.370)     (1.360)          --
                                                              ---------------------------------------------------------

Net asset value, end of period ...........................    $18.200     $14.500      $10.960     $16.260      $13.610
                                                              =========================================================

Total return(1) ..........................................     29.91%      32.39%        9.62%      32.30%       10.38%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $92,827     $25,938       $5,418      $1,653         $809
   Ratio of expenses to average net assets ...............      2.30%       2.56%        2.19%       2.14%        2.48%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly .....      2.30%       2.56%        2.19%       2.14%        2.56%
   Ratio of net investment loss to average net assets ....     (1.57%)     (1.82%)      (1.22%)     (1.08%)      (1.45%)
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly ..........................................     (1.57%)     (1.82%)      (1.22%)     (1.08%)      (1.53%)
   Portfolio turnover ....................................       111%        132%         135%        144%         131%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(2) The average shares outstanding method has been applied for per share information.

(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware U.S. Growth Fund C Class
---------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                            10/31/00(2) 10/31/99(2)  10/31/98(2)  10/31/97(2)  10/31/96(3)
Net asset value, beginning of period .....................    $15.650     $11.830      $17.020     $14.180      $12.850

Income (loss) from investment operations:
   Net investment loss ...................................     (0.311)     (0.264)      (0.148)     (0.170)      (0.160)
   Net realized and unrealized gain on investments .......      4.953       4.084        1.328       4.370        1.490
                                                              ---------------------------------------------------------
   Total from investment operations ......................      4.642       3.820        1.180       4.200        1.330
                                                              ---------------------------------------------------------

Less distributions:
   Distributions from net realized gain on investments ...     (0.592)         --       (6.370)     (1.360)          --
                                                              ---------------------------------------------------------
   Total distributions ...................................     (0.592)         --       (6.370)     (1.360)          --
                                                              ---------------------------------------------------------

Net asset value, end of period ...........................    $19.700     $15.650      $11.830     $17.020      $14.180
                                                              =========================================================

Total return(1) ..........................................     29.95%      32.38%       10.04%      32.26%       10.35%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $19,412      $6,682       $1,657        $252          $55
   Ratio of expenses to average net assets ...............      2.30%       2.56%        2.19%       2.14%        2.48%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly .....      2.30%       2.56%        2.19%       2.14%        2.56%
   Ratio of net investment loss to average net assets ....     (1.57%)     (1.82%)      (1.22%)     (1.08%)      (1.45%)
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly ..........................................     (1.57%)     (1.82%)      (1.22%)     (1.08%)      (1.53%)
   Portfolio turnover ....................................       111%        132%         135%        144%         131%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(2) The average shares outstanding method has been applied for per share information.

(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.


Selected data for each share of the Fund outstanding
throughout each period were as follows:                              Delaware U.S. Growth Fund Institutional Class
---------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                            10/31/00(2) 10/31/99(2)  10/31/98(2)  10/31/97(2)  10/31/96(3)
Net asset value, beginning of period .....................    $15.710     $11.750      $16.860     $13.940      $12.500

Income (loss) from investment operations:
   Net investment loss ...................................     (0.111)     (0.118)      (0.027)     (0.010)      (0.050)
   Net realized and unrealized gain on investments .......      4.963       4.078        1.287       4.290        1.490
                                                              ---------------------------------------------------------
   Total from investment operations ......................      4.852       3.960        1.260       4.280        1.440
                                                              ---------------------------------------------------------

Less distributions:
   Distributions from net realized gain on investments ...     (0.592)         --       (6.370)     (1.360)          --
                                                              ---------------------------------------------------------
   Total distributions ...................................     (0.592)         --       (6.370)     (1.360)          --
                                                              ---------------------------------------------------------

Net asset value, end of period ...........................    $19.970     $15.710      $11.750     $16.860      $13.940
                                                              =========================================================

Total return(1) ..........................................     31.21%      33.79%       10.80%      33.57%       11.52%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $71,726     $52,769      $28,606     $18,455      $10,003
   Ratio of expenses to average net assets ...............      1.30%       1.56%        1.19%       1.14%        1.48%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly .....      1.30%       1.56%        1.19%       1.14%        1.56%
   Ratio of net investment loss to average net assets ....     (0.57%)     (0.82%)      (0.22%)     (0.08%)      (0.45%)
   Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid
     indirectly ..........................................     (0.57%)     (0.82%)      (0.22%)     (0.08%)      (0.53%)
   Portfolio turnover ....................................       111%        132%         135%        144%         131%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) The average shares outstanding method has been applied for per share information.

(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

Notes to Financial Statements

October 31, 2000
--------------------------------------------------------------------------------
Delaware Group Adviser Funds (the "Trust") is organized as a Delaware business trust and offers three series: the Delaware U.S. Growth Fund, the Delaware Overseas Equity Fund and the Delaware New Pacific Fund. These financial statements and related notes pertain to the Delaware U.S. Growth Fund (the "Fund"). The Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The objective of the Fund is to seek to maximize capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $5,508 for the period ended October 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. These credits were $6,429 for the period ended October 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund currently pays Delaware Management Company (DMC) a series of Delaware Management Business Trust and the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of net assets, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on the net assets in excess of $2.5 billion. At October 31, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $153,347. Prior to March 1, 2000, Lynch & Mayer, Inc., an affiliate of DMC, served as sub-adviser to the Fund, for which it received a subadvisory fee directly from DMC. Effective March 1, 2000, management of Lynch & Mayer and Delaware Investments integrated Lynch & Mayer's investment personnel into DMC. As a result of the integration, Lynch & Mayer no longer serves as sub-adviser to the Fund.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums. At October 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $123,041.

--------------------------------------------------------------------------------
Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. No distribution expenses are paid by the Institutional Class. At October 31, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP of $57,990.

For the period ended October 31, 2000, DDLP earned $69,228 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended October 31, 2000, the Fund made purchases of $337,078,408 and sales of $242,804,516 of investment securities other than U.S. government securities and temporary cash investments.

As of October 31, 2000, unrealized appreciation for federal income tax purposes aggregated $58,859,187 of which $70,845,786 related to unrealized appreciation of securities and $11,986,599 related to unrealized depreciation of securities. At October 31, 2000, the aggregate cost of securities was $227,940,505.

4. Capital Shares
Transactions in capital shares were as follows:

                                                              Year Ended
                                                        10/31/00      10/31/99
Shares sold:
  A Class ..........................................    3,906,269     1,847,598
  B Class ..........................................    3,772,730     1,523,020
  C Class ..........................................      706,856       356,169
  Institutional Class ..............................    1,710,311     2,506,744

Shares issued upon reinvestment of distributions:
  A Class ..........................................       87,347            --
  B Class ..........................................       66,270            --
  C Class ..........................................       15,377            --
  Institutional Class ..............................      111,636            --
                                                       ----------    ----------
                                                       10,376,796     6,233,531
                                                       ----------    ----------
Shares repurchased:
  A Class ..........................................   (1,158,984)     (610,432)
  B Class ..........................................     (527,594)     (228,770)
  C Class ..........................................     (163,777)      (69,457)
  Institutional Class ..............................   (1,589,872)   (1,581,540)
                                                       ----------    ----------
                                                       (3,440,227)   (2,490,199)
                                                       ----------    ----------
Net increase .......................................    6,936,569     3,743,332
                                                       ==========    ==========

5. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amount outstanding as of October 31, 2000, or at any time during the period.

6. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2000, the Fund designates distributions paid during the year as follows:

               (A)
               Long-Term                   (B)
               Capital Gains               Total
               Distributions               Distributions
               (Tax Basis)                 (Tax Basis)
               -------------               ------------
               100%                        100%

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Adviser Funds - Delaware U.S. Growth Fund

We have audited the accompanying statement of net assets of Delaware U.S. Growth Fund (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 1996 were audited by other auditors whose report dated December 20, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware U.S. Growth Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                       /s/ Ernst & Young LLP
                                                       ---------------------
                                                          Ernst & Young LLP


Philadelphia, Pennsylvania
December 8, 2000

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware U.S. Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                                 Charles E. Peck                               Investment Manager
                                                  Retired                                       Delaware Management Company
Wayne A. Stork                                    Fredericksburg, VA                            Philadelphia, PA
Chairman
Delaware Investments Family of Funds              Janet L. Yeomans                              International Affiliate
Philadelphia, PA                                  Vice President and Treasurer                  Delaware International Advisers Ltd.
                                                  3M Corporation                                London, England
Walter P. Babich                                  St. Paul, MN
Board Chairman                                                                                  National Distributor
Citadel Constructors, Inc.                                                                      Delaware Distributors, L.P.
King of Prussia, PA                               AFFILIATED OFFICERS                           Philadelphia, PA

David K. Downes                                   Charles E. Haldeman, Jr.                      Shareholder Servicing, Dividend
President and Chief Executive Officer             President and Chief Executive Officer         Disbursing and Transfer Agent
Delaware Investments Family of Funds              Delaware Management Holdings, Inc.            Delaware Service Company, Inc.
Philadelphia, PA                                  Philadelphia, PA                              Philadelphia, PA

John H. Durham                                    Richard J. Flannery                           2005 Market Street
Private Investor                                  Executive Vice President                      Philadelphia, PA 19103-3682
Horsham, PA                                       and General Counsel
                                                  Delaware Investments Family of Funds
Anthony D. Knerr                                  Philadelphia, PA
Consultant, Anthony Knerr & Associates
New York, NY                                      Bruce D. Barton
                                                  President and Chief Executive Officer
Ann R. Leven                                      Delaware Distributors, L.P.
Former Treasurer, National Gallery of Art         Philadelphia, PA
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN


(4097)                                                       Printed in the USA
AR-101 [10/00] PPL 12/00                                                 (J6572)